EXHIBIT 23.1


                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1995 Incentive Plan of Travis Boats & Motors, Inc. of our report dated December 8, 1999, with respect to the consolidated financial statements of Travis Boats & Motors included in the Annual Report (Form 10-K) for the year ended September 30, 1999.


                                                           /s/ Ernst & Young LLP
                                                          ----------------------

Austin, Texas
December 27, 1999